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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 10, 1997, with respect to the consolidated financial statements and schedule of Group Financial Partners Inc. and Subsidiaries included in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-20299) and related Prospectus of Group Technologies Corporation.



                                 /s/ Ernst & Young LLP

Louisville, Kentucky
December 1, 1997